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                   Igene Biotechnology, Inc.
         ______________________________________________
        (Name of Registrant as Specified in Its Charter)

                              N/A
   ___________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                   IGENE BIOTECHNOLOGY, INC.

           Notice Of Annual Meeting Of Stockholders
                   To Be Held June 12, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders of IGENE Biotechnology, Inc. (the "Company") will be held at the offices of Kimelman & Baird, LLC, 100 Park Avenue,
21st floor, New York, New York 10017 at 10:30 a.m. local time on
June 12, 2001 for the following purposes:

1.  To elect seven (7) Directors.

2. To authorize and approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to 750,000,000 shares.

3.  To authorize and approve the Company's 2001 Stock
Incentive Plan.

4. To approve the appointment of Stegman & Company as independent auditors of the Company for the fiscal year ending December 31, 2001.

5. To transact such other business as may properly come before the meeting, or any adjournment thereof.

    Stockholders of record at the close of business on May 4, 2001, shall be entitled to notice of, and to vote at, the meeting.

                    By order of the Board of Directors,

                    Stephen F. Hiu
                    President and Treasurer

Dated: Columbia, Maryland
       May 10, 2001


     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE
ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE
THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                    IGENE BIOTECHNOLOGY, INC.
                    9110 RED BRANCH ROAD
                    COLUMBIA, MARYLAND 21045

                        PROXY STATEMENT

     The accompanying Proxy is solicited by the Board of Directors of IGENE Biotechnology, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on June 12, 2001, or any adjournment thereof, at which stockholders of record at the close of business on May 4, 2001 (the "Record Date") shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

     Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company at the above address) or, if a stockholder is present at the Meeting, he may elect to revoke his proxy by voting his shares in person at the meeting.

     There is being mailed herewith to each stockholder of record the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000. The Notice, Proxy Statement and enclosed form of Proxy will be mailed to stockholders beginning May 10, 2001, the date of this Proxy Statement.

     On the Record Date, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting 62,464,915 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder.

     On the Record Date, the Company also had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting 26,405 shares of 8% Cumulative Preferred Stock ("Series A Preferred Stock"). Each holder of Series A Preferred Stock is entitled to two votes for each share of Preferred Stock held by such holder. Holders of record of outstanding Common Stock and Series A Preferred Stock will be entitled to vote together as a single class on all matters to be voted on at the Meeting.

     Pursuant to the terms of the Company's Series A Preferred Stock, as a consequence of the non-payment of dividends on such stock for more than the past four consecutive dividend payment dates, the holders of Series A Preferred Stock voting together as a single class are entitled to elect two directors, in accordance with the procedures set forth in the Charter and by-laws of the Company. To date, the holders of the Series A Preferred Stock have not exercised such right. In the event they exercise their right, the Board would be expanded to ten directors.

     The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each item on the agenda, except for proposals 1 and 2, must receive the affirmative vote of a majority of the voting power voted at the meeting in order to pass. In connection with proposal 1, the affirmative vote of a plurality of shares present at the meeting is required for the election of directors. In connection with proposal 2, The affirmative vote of the holders of at least two-thirds of the outstanding voting power of the Company entitled to vote thereon is required to approve a proposal for amendment to the Charter of the Company. For purposes of proposal 2, abstentions and broker non-votes will have the same effect as votes against the proposal. Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

It is expected that the following business will be considered at the meeting and action taken thereon:

                    ELECTION OF DIRECTORS

     Pursuant to the Bylaws of the Company and as permitted by the Company's charter, the number of Directors of the Company has been set at seven members. It is proposed to elect seven Directors at this Meeting to hold office for a one-year term until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. Each of the persons listed below has been nominated for election to the Board of Directors of the Company at the Annual Meeting. All of the nominees listed below are presently Directors of the Company. If some unexpected occurrence should make necessary, in the Board of Directors' judgment, the substitution of some other person or persons for any of the nominees, shares will be voted for such other person or persons as the Board of Directors may select. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a Director. The following table sets forth certain information with respect to the nominees:

                    NOMINEES FOR ELECTION

Name                  Age   Position(s) with IGENE
___________________   ___   ____________________________________
Michael G. Kimelman    62   Chairman of the Board of Directors
Thomas L. Kempner	     73   Vice Chairman of the Board of
                            Directors
Stephen F. Hiu         44   Director, President, Treasurer,
                            and Director of
                            Research and Development
Patrick F. Monahan     50   Director, Secretary, and Director
                            of Manufacturing
Joseph C. Abeles       86   Director
John A. Cenerazzo      77   Director
Sidney R. Knafel       70   Director


MICHAEL G. KIMELMAN was elected a Director of the Company in February 1991 and Chairman of the Board of Directors in March 1991. He is the Managing Partner of Kimelman & Baird, LLC. Mr. Kimelman is currently a Director of the Harness Horse Breeders of New York State and serves on the Board of the Hambletonian Society.

THOMAS L. KEMPNER is Vice Chairman of the Board of Directors and has been a Director of the Company since its inception in October 1981. He is and has been Chairman and Chief Executive Officer of Loeb Partners Corporation, investment bankers, New York, and its predecessors since February 1978. He is currently a Director of Alcide Corporation, CCC Information Services Group, Inc., Dyax, Evercel, Inc., Fuel Cell Energy, Inc., Insight Communications Co., Intermagnetics General Corp., and Roper Starch Worldwide, Inc. He is a Director Emeritus of Northwest Airlines, Inc.

STEPHEN F. HIU was appointed President and Treasurer in March 1991, and elected a Director in August 1990. He has been Director of Research and Development since January 1989 and, prior thereto, was Senior Scientist since December 1985, when he joined the Company. He was a post-doctoral Research Associate at the Virginia Polytechnic Institute and State University, Blacksburg, Virginia, from January 1984 until December 1985. Dr. Hiu holds a Ph.D. degree in microbiology from Oregon State University and a
B. S. degree in biological sciences from the University of California, Irvine.

PATRICK F. MONAHAN was appointed Director of Manufacturing and elected a Director of the Company in April 1991 and was elected Secretary in September 1998. He has managed the Company's fermentation pilot plant since 1982, and the Company's
manufacturing operations since their inception in 1998.   Prior
thereto, he was a technical specialist in the fermentation pilot plant of W.R. Grace and Co. from 1975 to 1982. He received an Associate in Arts degree in biology from Allegheny Community College and a B. S. degree in biology with a minor in Chemistry from Frostburg State College, Frostburg, Maryland.

JOSEPH C. ABELES, private investor, was elected Director of the Company on February 28, 1991. Mr. Abeles is a Director Emeritus of Intermagnetics General Corporation, Director Emeritus of Bluegreen Corporation, and also serves as a Director of Ultralife Batteries, Inc.

JOHN A. CENERAZZO was Chairman of the Board from November 1989 to April 1991. He served as President of the Company from August
1988 through September 1989 and has been a Director since
September 1987. He is a Director of U.S. Axle Corporation, Penn
Securities, Inc., and Investors Trust, Inc.

SIDNEY R. KNAFEL, a Director of the Company since 1982, has been Managing Partner of SRK Management Company, a private investment concern, New York, since 1981, Chairman of Insight Communications, Inc. since 1985, and of BioReliance Corporation since 1982. Mr. Knafel is currently a Director of General American Investors Company, Inc., NTL Incorporated, and Source Media.

Committees Of The Board Of Directors

     The Company has two standing committees of the Board of Directors, the Audit Committee and the Compensation Committee. The Company does not have a standing nominating committee. Set forth below is a description of the functions of each of the Company's standing committees and the members of the Board of Directors who serve on such committees.

Audit Committee

     The responsibilities of the Audit Committee include recommending to the Board of Directors the independent certified public accountants to conduct the annual audit of the books and accounts of the Company, reviewing the proposed scope of the audit and approving the audit fees to be paid. The Audit Committee also reviews, with the independent certified public accountants and with the Company's management, the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company. Messrs. Kimelman, Abeles, and Cenerazzo were appointed as members of the Audit Committee on February 1, 2001 and are currently serving as members of the Audit Committee. All of the members of the audit committee are independent directors as defined in Rule 4200 (a) (14) of the NASD's listing standards. Prior to February 1, 2001, the Board of Directors performed the functions of the audit committee. On February 1, 2001, the Company's Board of Directors adopted a written charter for its Audit Committee. The Audit Committee Charter is set forth in Appendix 2. There were no meetings of the Audit Committee during 2000. There has been one meeting in 2001 for the purpose of reviewing and reporting on the 2000 financial statements as noted below.

Audit Committee Report

     The audit committee has reviewed and discussed the fiscal year 2000 audited financial statements with management; and has discussed with the independent auditors the matters required to be discussed by SAS 61 "Communication With Audit Committees" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants ("AICPA"), as modified or supplemented, and has received the written disclosures and the letter from the independent auditors required by AICPA Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", as modified or supplemented, and has discussed with the independent auditor the auditors' independence.

Based on the review and discussions referred to in the previous paragraph, the audit committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

Signed:
The Audit Committee

/s/ Michael G. Kimelman
_______________________

/s/ Joseph C. Abeles
_______________________

/s/ John A. Cenerazzo
_______________________

Compensation Committee

     The Compensation Committee approves the salaries of all officers and certain other employees of the Company. It also supervises the administration of all benefit plans and other matters affecting executive compensation, subject to further approval of the Board of Directors. The Compensation Committee will not be responsible for administering the 2001 Stock Incentive Plan, if approved by the stockholders. The full Board of Directors will administer the 2001 Stock Incentive Plan. The members of the Compensation Committee during 2000 were Messrs. Thomas L. Kempner and Sidney R. Knafel. The Compensation committee held no meetings during 2000.

Board Compensation

     During 2000, Directors were not compensated for their Board or Committee activities. The Board of Directors held 3 meetings in 2000. No Director of the Company attended fewer than 75% of the total number of meetings held by all committees of the board on which he served during 2000.

Executive Compensation

     During 2000, the Company did not have a Chief Executive Officer. The Company's Board of Directors, acting as a group, performed the functions of Chief Executive Officer. No executive officer received compensation during 2000 that exceeded $100,000. No Director of the Company received any consideration for his service to the Company as a director or for acting in the capacity of chief executive officer during 2000.

Stock Option Plan

     In Addition to the 2001 Stock Incentive Plan (the "2001 Plan") proposed to be approved at the Annual Meeting, the Company also has a 1986 Stock Option Plan (the "1986 Plan"), and a 1997 Stock Option Plan (the "1997 Plan"), and a Simple IRA Retirement Plan. The Company has no other profit sharing, incentive compensation or retirement plans.

Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth information as of April 2, 2001, with respect to beneficial ownership of shares of the Company's outstanding Common Stock by (i) each person known to the Company to own more than five percent of its Common Stock,
(ii) each Director, and (iii) all Directors and executive officers as a group.

                                     Common Stock             Preferred Stock
                                _______________________   ______________________
                                Number of                 Number of
  Name and Address              Shares         Percent*   Shares        Percent
___________________________     ______________ ________   _____________ ________

Directors and officers
______________________
Joseph C. Abeles                 15,012,789(1)  19.98       7,375        27.93
  220 E. 42nd Street
  New York, NY  10017

John A. Cenerazzo                 1,912,456(2)   2.99         ---          ---
  P.O. Box 4067
  Reading, PA  19606

Stephen F. Hiu                    5,065,300(3)   7.53         ---          ---
  9110 Red Branch Road
  Columbia, MD  21045

Thomas L. Kempner                86,360,974(4)  66.30         ---          ---
  61 Broadway
  New York, NY  10006



Security Ownership Of Certain Beneficial Owners And Management
(continued)

                                     Common Stock             Preferred Stock
                                _______________________   ______________________
                                Number of                 Number of
  Name and Address              Shares         Percent*    Shares        Percent
___________________________     _____________  ________   _____________ ________

Directors and officers (continued)
______________________
Michael G. Kimelman              15,321,950(5)   20.08         ---          ---
  100 Park Avenue
  New York, NY  10017

Sidney R. Knafel                 83,802,046(6)   65.54         ---          ---
  126 East 56th Street
  New York, NY  10022

Patrick F. Monahan                3,064,400(7)    4.70         ---          ---
  9110 Red Branch Road
  Columbia, MD  21045

All Directors and Officers      210,539,715(8)   90.57       7,375        27.93
  as a Group (7 persons)

Others
__________

Thomas R. Grossman                4,192,149(9)    6.58         ---          ---
  461 Grant Road
  North Salem, NY  10560

Fraydun Manocherian               7,905,135(10)  11.85         ---          ---
  3 New York Plaza
  New York, NY  10004


* Under the rules of the Securities and Exchange Commission, the calculation of the percentage assumes for each person that only that person's rights, warrants, options or convertible notes or preferred stock are exercised or converted, and that no other person exercises or converts outstanding rights, warrants, options or convertible notes or preferred stock.

1. Includes the following: 2,109,404 outstanding shares; 2,250 shares issuable upon the conversion of 1,125 shares of preferred stock; 3,782,083 shares issuable upon the conversion of $311,663 in principal of long-term notes issued by Igene; and 9,093,427 warrants, all held by Mr. Abeles directly.
    Also includes 4,140 outstanding shares, and 12,500 shares issuable upon conversion of 6,250 shares of preferred stock and 8,985 warrants held by Mr. Abeles' wife.

2. Includes the following: 283,458 outstanding shares; 32,750 options currently exercisable; 492,321 shares issuable upon the conversion of $40,622 in principal of long-term notes issued by Igene; and 1,103,513 warrants, all held by Mr. Cenerazzo directly. Also includes 414 outstanding shares held by Mr. Cenerazzo's wife.

3. Includes 65,300 outstanding shares, and 5,000,000 options currently exercisable, all held by Dr. Hiu directly.

Security Ownership Of Certain Beneficial Owners And Management
(continued)

4. Includes 386,972 outstanding shares and 536,920 warrants held by Mr. Kempner directly. Also includes 8,166,916 outstanding shares, 4,151,594 shares subject to the conversion of $394,425 in principal of notes issued by Igene; and 26,663,535 warrants, all held by a trust under which Mr. Kempner is one of two trustees and the sole beneficiary. Also includes 8,126,918 outstanding shares; 4,151,594 shares subject to the conversion of $394,425 in principal of notes issued by Igene; and 26,641,933 warrants, all held a trust under which Mr. Kempner is one of two trustees and one of his brothers is the
    sole beneficiary.    Also includes 1,482,987 outstanding
    shares; 1,147,667 shares subject to the conversion of $79,200 in principal of notes issued by Igene; and 4,622,846 warrants, all held by trusts under which Mr. Kempner is one of two trustees and is a one-third beneficiary. Also includes 182,526 outstanding shares and 98,565 warrants held by Mr. Kempner's wife.

5. Includes 1,264,360 outstanding shares; 1,500,000 options currently exercisable, 804,568 shares subject to the conversion of $63,070 in principal of notes issued by Igene;
    and 11,753,022 warrants, all held directly or indirectly by Mr. Kimelman or entities that he controls.

6. Includes 18,190,551 outstanding shares; 8,786,762 shares subject to the conversion of $813,306 in principal of notes issued by Igene; and 56,824,733 warrants, all owned or beneficially owned by Mr. Knafel or entities that he controls.

7. Includes 64,200 outstanding shares; and 3,000,000, options currently exercisable, all held by Mr. Monahan directly.

8. Includes 40,328,146 outstanding shares; 14,750 shares issuable upon the conversion of 7,375 shares of preferred stock; 9,532,750 options currently exercisable; 23,316,590 shares issuable upon the conversion of $2,096,711 in principal of notes issued by Igene; and 137,347,479 warrants, all held directly or indirectly, or beneficially owned, by the directors and officers as a group.

9. Includes 2,753,399 outstanding shares and 1,438,750 warrants held directly or beneficially by Mr. Grossman.

10. Includes 3,455,025 outstanding shares owned or beneficially owned by Mr. Manocherian and 4,450,110 warrants held or beneficially owned by Mr. Manocherian.

Compensation Committee Interlocks and Insider Participation

     Thomas L. Kempner and Sidney R. Knafel are members of the Compensation Committee. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or Compensation Committee.

Certain Relationships and Transactions

     Since inception, the Company has been unable to pay its operating expenses without outside assistance. Financing from outside sources, including institutional lenders and customers, has not been available to the Company. Due to the difficulty or impossibility in obtaining adequate outside financing, and the time delays and expense which would be occasioned in attempting to secure such financing, the Company has raised operating capital during 1999, 2000 and 2001 primarily through the issuance of new stock or convertible securities in private placements to certain Directors of the Company and other accredited investors in order to ensure the Company's continued viability. The stock or convertible securities were issued at the market price at the time of the purchase commitment. In addition, the purchasing Directors and investors also received that number of warrants to purchase shares of Common Stock equivalent to the number share purchased or obtainable through conversion of the convertible securities. The warrants have an exercise price equal to the market price at the time of the purchase commitment and a term of ten years from date of issue.

     During 1999, Igene issued 1,500,000 options to purchase common shares, at $.05 per share (which was the market value of the stock as of the date issued), to its Chairman of the Board, Mr. Kimelman, under its 1997 Stock Option Plan.

     During 1999, Igene issued to certain directors and other accredited investors 24,791,668 new shares of common stock at prices ranging from $.05 to $.08, based on the current market price of Igene's stock at the time the commitment to purchase was made. The total proceeds received in these issues was $1,500,000. In return for committing to these investments, these investors also received 24,791,668 warrants to purchase shares of common stock at equivalent prices (ranging from $.05 to $.08 per share, based on the current market price of Igene's stock at the time of issue), expiring 10 years from the dates of issue. The funds received in these transactions were used to continue operations of Igene and to fund legal expenses associated with on-going litigation. In these transactions: 11,145,834 of these shares and an equivalent number of warrants were issued to Mr. Kempner, a Director of Igene, or entities controlled by him; 11,145,834 of these shares and an equivalent number of warrants were issued to Mr. Knafel, a Director of Igene, or entities controlled by him; 1,000,000 of these shares and an equivalent number of warrants were issued to Mr. Grossman, an accredited investor; 750,000 of these shares and an equivalent number of warrants were issued to a Company controlled by Mr. Kimelman, Chairman of Igene's Board of Directors.

     During 2000, Igene issued to certain directors and other accredited investors 10,000,000 new shares of common stock at $.10 per share, based on the current market price of Igene's stock at the time the commitment to purchase was made. The total proceeds received in these issues was $1,000,000. In return for committing to these investments, these investors also received 10,000,000 warrants to purchase shares of common stock at the price of $.10 per share, based on the current market price of Igene's stock at the time of commitment, expiring 10 years from the dates of issue. The funds received in these transactions
have been used to continue operations of Igene.   In these
transactions: 5,000,000 of these shares and an equivalent number of warrants were issued to Mr. Kempner, a Director of Igene, or entities controlled by him; and 5,000,000 of these shares and an equivalent number of warrants were issued to Mr. Knafel, a Director of Igene, or entities controlled by him.

     In March 2001, Igene issued $1,014,211 in original principal of 8% convertible debentures to certain directors of Igene in exchange for the cancellation of $800,000 of demand notes payable to those directors (including accrued interest of $14,211) and $200,000 in cash. $600,000 of these demand notes were issued during 2000 and $200,000 were issued in 2001. These debentures will convert automatically into 10,142,110 shares of Igene's common stock at $.10 per share upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting.. These directors also each received 10,142,110 warrants to purchase common stock at $.10 per share, which are exercisable upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting. In these transactions, $507,105 in original principal of these convertible debentures and 5,071,055 warrants were issued to Mr. Kempner, a Director of Igene, or entities controlled by him; and $507,105 in original principal of these convertible debentures and 5,071,055 warrants were issued to Mr. Knafel, a Director of Igene, or entities controlled by him.

     In March 2001, Igene issued 5,500,000 warrants to purchase Igene common stock at $.08 per share (based on the current market price of its common stock on the date of issuance) to its Chairman of the Board, Mr. Kimelman. These warrants become exercisable upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting.

     In March 2001, certain directors of Igene also committed to provide additional funding by purchasing, in the form of 8% convertible debentures, convertible securities in the amount of $1,500,000 over the next six months. The initial installment of $400,000 was received in March 2001. In consideration for this commitment, these directors also received 18,750,000 warrants to purchase common stock at $.08 per share, exercisable upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting. These debentures will convert into 18,750,000 shares of Igene's common stock at $.08 per share upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting. In these transactions: $750,000 of the convertible debentures and 9,375,000 of warrants were issued to

Mr. Kempner, a Director of Igene, or entities controlled by him;
and $750,000 of these convertible debentures and 9,375,000 warrants were issued to Mr. Knafel, a Director of Igene, or entities controlled by him.

Section 16(A) Beneficial Ownership Reporting Compliance

     Igene believes that, during 2000, all of its officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, except as follows:
In 1997 certain directors of Igene made various loans to Igene. The loans were evidenced by notes and were convertible into common stock. These directors also received warrants to purchase shares of common stock in 1997 and 1998 in conjunction with the 1997 notes and with a 1998 rights offering. During 1999 and 2000, certain directors and other accredited investors also purchased stock through direct purchases of new stock and received warrants in conjunction with these purchases. Igene believes that none of the foregoing securities have been reported by Messrs. Kimelman, Abeles, Cenerazzo or Knafel in Forms 3, 4 or Forms 5 pursuant to
Section 16(a) of the Exchange Act. In making this disclosure, Igene has relied solely on written representations of its directors, officers and more than 10% holders and on copies furnished to Igene of reports that have been filed with the Securities and Exchange Commission.


               AMENDMENT TO ARTICLES OF INCORPORATION
                   INCREASING AUTHORIZED STOCK

     The Company is proposing to amend Article Fifth of its Articles of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 shares to 750,000,000 shares. This proposal will enable the Company to have sufficient shares of Common Stock to be issued or reserved for issuance to accommodate its financing requirements, as such requirements may develop in the future. Pursuant to Article Fifth of its Articles of Incorporation, the Company is presently authorized to issue 250,000,000 shares of Common Stock, par value $.01 per share, of which on the Record Date, 62,464,915 shares were issued and outstanding. Approximately 185,171,000 of the Company's unissued shares are reserved for issuance upon exercise of presently outstanding stock options, exercisable warrants and conversion of convertible securities. An additional 28,892,111 shares will be issued and an additional 34,392,111 shares will be reserved pursuant to convertible debentures and warrants which were issued in March 2001 and convert into common shares (in the case of the debentures) or become exercisable (in the case of the warrants) upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000, as contemplated by proposal 2 to be considered at the Annual Meeting. The Company is also presently authorized to issue 1,500,000 shares of Preferred Stock, par value $.01 per share, of which on the Record Date, 26,405 shares were issued and outstanding.

     It is proposed (the "Proposal") to amend Article Fifth of the Articles of Incorporation of the Company in order to increase the authorized number of shares of Common Stock of the Company from 250,000,000 shares, par value $.01 per share, to 750,000,000 shares, par value $.01 per share, as follows:

                         ARTICLE FIFTH

          The total number of shares of stock of
          all classes which the Corporation has
          authority to issue is Seven Hundred Fifty One
          Million Five Hundred Thousand (751,500,000) shares divided into Seven Hundred Fifty
          Million (750,000,000) shares par value of One
          Cent ($.01) per share of Common Stock, having an aggregate par value of Seven Million Five
          Hundred Thousand Dollars ($7,500,000.00) and
          One Million Five Hundred Thousand (1,500,000)
          shares of the par value of One Cent ($.01) per share of Preferred Stock having an aggregate par value of Fifteen Thousand
          Dollars ($15,000.00). The aggregate par value of all shares of stock is Seven Million Five
          Hundred Fifteen Thousand Dollars
          ($7,515,000.00).

     The authorized number of shares of Preferred Stock will not be changed as the result of the Proposal. The Board of Directors of the Company has approved the adoption of the Proposal. In order for such Proposal to be adopted there will be required a vote in favor by the holders of at least two-thirds of the outstanding voting power of the Company entitled to be cast at this meeting. The Board of Directors believes that it would be in the best interests of the Company to amend Article Fifth of the Articles of Incorporation to give effect to the Proposal.

     Directors of the Company who hold approximately 65% of the outstanding voting power of the Company have indicated that they intend to vote all their shares in favor of the proposal to amend the Articles of Incorporation of the Company.

The Board Of Directors Recommends A Vote For Approval Of The
Amendment To The Articles Of Incorporation.

     Except for the transactions listed in the succeeding paragraphs, no person who has been a director or executive officer of the Company since the beginning of the last fiscal year has any substantial interest, direct or indirect, in the proposal to approve the amendment to the Company's Articles of
Incorporation.   Also, except for the transactions listed in the
succeeding paragraphs, the Company has not entered into any specific agreements or understandings relating to the issuance of additional shares of Common Stock. However, the Company is receptive to all methods of financing which may be reasonably available and to other opportunities which may arise from time to time. The Board of Directors believes that, in the future, occasions may arise where the time required to obtain stockholder approval might adversely delay the Company's ability to enter into a desirable transaction. Authorized but unissued shares of Common Stock will be issued by the Company from time to time as appropriate and opportune situations arise.

     The following agreements have been entered into by the Company relating to the issuance of additional shares of Common
Stock:

     In March 2001, Igene issued $1,014,211 in original principal of 8% convertible debentures to certain directors of Igene in exchange for the cancellation of $800,000 of demand notes payable to those directors (including accrued interest of $14,211) and $200,000 in cash. $600,000 of these demand notes were issued during 2000 and $200,000 were issued in 2001. These debentures will convert automatically into 10,142,110 shares of Igene's common stock at $.10 per share upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting.. These directors also each received 10,142,110 warrants to purchase common stock at $.10 per share, which are exercisable upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting. In these transactions, $507,105 in original principal of these convertible debentures and 5,071,055 warrants were issued to Mr. Kempner, a Director of Igene, or entities controlled by him; and $507,105 in original principal of these convertible debentures and 5,071,055 warrants were issued to Mr. Knafel, a Director of Igene, or entities controlled by him.

     In March 2001, Igene issued 5,500,000 warrants to purchase Igene common stock at $.08 per share (based on the current market price of its common stock on the date of issuance) to its Chairman of the Board, Mr. Kimelman. These warrants become exercisable upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting.

     In March 2001, certain directors of Igene also committed to provide additional funding by purchasing, in the form of 8% convertible debentures, convertible securities in the amount of $1,500,000 over the next six months. The initial installment of $400,000 was received in March 2001. In consideration for this commitment, these directors also received 18,750,000 warrants to purchase common stock at $.08 per share, exercisable upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting. These debentures will convert into 18,750,000 shares of Igene's common stock at $.08 per share upon the effective date of an increase in the number of authorized shares of common stock to 750,000,000 shares, as contemplated by proposal 2 to be considered at the Annual Meeting. In these transactions: $750,000 of the convertible debentures and 9,375,000 of warrants were issued to

Mr. Kempner, a Director of Igene, or entities controlled by him;
and $750,000 of these convertible debentures and 9,375,000 warrants were issued to Mr. Knafel, a Director of Igene, or entities controlled by him.

     The Company entered into the financing agreements described above in order to provide cash necessary to continue to conduct operations, and specifically, to fund increases in accounts receivable and inventory as required to permit expansion of the Company in 2001. The Company entered into the agreement with Mr. Kimelman to provide Mr. Kimelman with compensation necessary to retain his services as the Company's Chairman of the Board.
These transactions will have the effect of diluting the Company's stockholders on a pro-rata basis to the extent the warrants and convertible debentures described therein are exercised or converted.

The Board's Recommendation

     The Board has unanimously concluded that, in its business judgment, the issuance of additional shares of Common Stock is the most viable financing alternative for the Company presently available and is in the best interests of both the Company and its stockholders. The Board Unanimously Recommends To The Stockholders That They Vote For This Proposal.

Description Of Capital Stock

     The summary of the terms of the capital stock of the Company set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the Company's
Articles of Incorporation and Bylaws.

Authorized Capital Stock

     The authorized capital stock of the Company consists of 250,000,000 shares of Common Stock, and 1,500,000 shares of Preferred Stock. The Company's stock is not presently listed on a national securities exchange, but is traded on a limited basis and is quoted on the National Quotation Bureau's over-the-counter bulletin board. On April 2, 2001, the closing bid and ask prices of a share of the Company's Common Stock, as quoted on the National Quotation Bureau's over-the-counter bulletin board, were $.077 and $0.084, respectively.

Common Stock

     The holders of Common Stock are entitled to one vote for each share held and have the sole right and power to vote on all matters on which a vote of stockholders is taken, except as otherwise provided by statute and subject to voting rights of any holders of Preferred Stock. Subject to the rights of any holders of Preferred Stock, the holders of shares of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor and to share pro rata in any distribution to stockholders. Upon liquidation, dissolution, or winding up of the Company, subject to the rights of the holders of any shares of Preferred Stock, the holders of Common Stock are entitled to receive the net assets of the Company in proportion to the respective number of shares held by them. The holders of Common Stock do not have any preemptive right to subscribe for or purchase any shares of any class of stock. The outstanding shares of Common Stock are not subject to further call or redemption and all outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

Preferred Stock

     The Company is authorized to issue 1,500,000 shares of Preferred Stock. Such shares may be issued from time to time at the discretion of the Board of Directors, without stockholder approval. The Board of Directors is authorized to issue such shares in different series and with respect to each series to determine the dividend rate, the redemption provisions, voting rights, conversion provisions, liquidation preferences and such other rights and privileges not in conflict with the Company's Articles of Incorporation and any qualifications, limitations or restrictions on such shares.

     The Company has designated 1,050,000 shares of its authorized Preferred Stock as Series A Preferred Stock. Such shares pay a cumulative 8% annual dividend ($.64 per share). The stated value of the Series A Preferred Stock is $8.00 per share.

Each share of Series A Preferred Stock may be converted into Common Stock at the rate of $4.00 per share (such conversion ratio may be adjusted due to stock splits, stock dividends or issuance of rights or warrants).

     Holders of the Series A Preferred Stock are entitled to vote on all matters requiring stockholder approval as one class with the holders of Common Stock. Each holder of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which such holder of Series A Preferred Stock would be entitled to convert his or her shares as of the Record Date. Holders are currently entitled to two votes per share of Series A Preferred Stock.

     Pursuant to the Articles of Incorporation as amended, the Series A Preferred Stock is entitled to special voting privileges in the event of a dividend default. A dividend default occurs if dividends have not been paid on the Series A Preferred Stock for four consecutive dividend payment dates. In such a case, the holders of Series A Preferred Stock, as a class, are entitled to elect two directors.

     While dividends have not been paid on the Series A Preferred
Stock for more than the past four quarters, the holders of the Series A Preferred Stock have not exercised their special voting privileges.

     Shares of Series A Preferred Stock are redeemable for cash in whole or in part at the option of the Company at any time at the stated value, plus accrued and unpaid dividends. The Company is required to redeem the Series A Preferred Stock in October 2002 for an aggregate of $447,828 based on a $16.96 per share redemption price.


                         PROPOSAL TO APPROVE
                    THE 2001 STOCK INCENTIVE PLAN

Introduction

     There will be presented to the annual meeting a proposal that the shareholders approve the 2001 Stock Incentive Plan (the "2001 Plan"). The purpose of the 2001 Plan is to further the long term stability and financial success of the Company by attracting and retaining employees through the use of stock-based incentives, and to provide employees of the Company with an additional incentive to promote the success of the Company. The 2001 Plan is set forth as Appendix 3.

Eligibility

     All present and future employees of the Company that the Board determines to have contributed or who can be expected to contribute significantly to the Company will be eligible to receive incentive awards under the 2001 Plan. The approximate number of persons eligible to participate in the 2001 Plan is eleven as of April 17, 2001.

     The Board has the power and complete discretion to select eligible employees to receive awards, and to determine the type, terms and conditions of the awards. The Board may delegate to the Compensation Committee, if any, or the President of the Company the power to select which employees will receive awards, the type of awards, the time when awards are granted, the number of shares of Common Stock allocated to awards and the terms of awards, except to the extent that such a delegation would prevent compliance with applicable federal securities or tax laws, or other applicable laws or regulations. Action taken by the Compensation Committee (or the President) pursuant to such a delegation must be ratified by the Board. The Company has not determined how many employees would currently be eligible to receive awards under the 2001 Plan.

Amount of Stock Available for Awards

     The number of shares of the Company's Common Stock for which incentive awards may be granted under the 2001 Plan is limited to 55,000,000, which is approximately 88% of the number of shares outstanding at April 17, 2001. This limit, the option exercise prices, the terms of incentive awards and the number of shares subject to outstanding options, will be appropriately adjusted by the Board for stock dividends, stock splits, re-capitalization, mergers, combinations of shares and other changes affecting the Company's Common Stock. Shares subject to options that expire or terminate without being exercised may again be subjected to incentive awards under the 2001 Plan. Stock options, stock appreciation rights and restricted stock may be granted under the 2001 Plan. No more than 5,500,000 shares of common stock may be allocated to the options or stock appreciation rights that are granted to any individual employee during any single taxable year of the Company.

     The Company's Common Stock is not presently listed on a national securities exchange, but is traded on the over-the counter market on a limited basis. The Common Stock is quoted on the National Quotation Bureau's over-the-counter bulletin board. On April 2, 2001, the closing bid and ask prices of a share of the Company's Common Stock were $.077 and $.084, respectively.

Stock Options and Stock Appreciation Rights

     The Board may grant stock options to eligible employees, and establish the terms and conditions for exercising each stock option. Stock options may be either incentive stock options (which are subject to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended) or non-qualified stock options (which are not entitled to such treatment). Stock appreciation rights may be granted with respect to all or any part of a stock option, and also are subject to terms and conditions set by the Board. Stock appreciation rights may be granted in connection with a stock option or in a separate incentive award.

     The exercise price of a nonqualified stock option granted to an employee must be at least 85% of (i) the closing price of the Company's Common Stock on the date of determination if the stock is traded on a national securities exchange or quoted on the NASDAQ National Market, (ii) the average of the closing bid and asked prices per share for the Company's Common Stock on the date of determination if the stock is not listed on a national exchange or quoted on the NASDAQ National Market, or (iii) by the Board in good faith if none of the above are applicable (the "Fair Market Value"). The exercise price of an incentive stock option must be at least 100% of the Fair Market Value (or 110% of Fair Market Value in the case of a grant to an employee who is a 10% shareholder of the Company). The fair market value of incentive stock options that become exercisable by an employee for the first time in any calendar year is limited to $100,000.

     In order to exercise a stock option, an employee must provide the Company with written notice and the exercise price of the stock option in full in cash, unless the terms of the stock option agreement permit the employee to deliver mature shares (shares of Common Stock to which the employee has good title, free and clear of all liens, which the employee has either held for at least six months or purchased on the open market), valued at their Fair Market Value, in satisfaction of all or any part of the exercise price. Alternatively, an employee's stock option agreement may permit the employee to conduct a "broker-assisted" exercise. A broker-assisted exercise occurs when the employee delivers the exercise notice, together with irrevocable instructions to a broker to deliver to the Company, from the sale or loan proceeds with respect to the sale of Common Stock that is the subject of the stock option or from a loan secured by Common Stock that is the subject of the stock option, the amount necessary to pay the exercise price and, if required by the terms of the stock option, any applicable withholding taxes.

     Stock options may be exercised in whole or in part at such times as may be specified in the employee's stock option agreement, subject to certain limitations with respect to Incentive Stock Options. No Incentive Stock Option may be exercised after the first to occur of (x) ten years from the Date of Grant, (y) three months following the date of the employee's retirement or termination of employment with the Company for reasons other than disability or death, or (z) one year following the date of the employee's termination of employment on account of disability or death.

     An Incentive Stock Option is exercisable in any calendar year only to the extent that the aggregate fair market value (determined on the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000. Incentive Stock Options granted under the 2001Plan and all other plans of the Company shall be aggregated for purposes of determining whether this $100,000 limitation has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the $100,000 limitation, the excess stock options will be treated as non-statutory stock options to the extent permitted by law.

     The Board may grant a stock appreciation right in connection with all or any part of a stock option. A stock appreciation right entitles the employee to receive an amount equal to the excess of (i) the Fair Market Value of the Common Stock covered by the stock appreciation right over (ii) the price of the Common Stock on the date of the stock appreciation right was granted. The stock appreciation right can be paid in stock or cash, or both.

Restricted Stock

     The Board may also grant shares of common stock that are subject to certain terms and conditions (the "Restricted Stock"). Employees who receive Restricted Stock may not sell or transfer the Restricted Stock until the restrictions have been met, and if the restrictions are not met, the Restricted Stock will be forfeited. Unless otherwise provided in the Restricted Stock Agreement, a stockholder's agreement or any other agreement, a holder of Restricted Stock will have all the rights of a Company shareholder holding the same class or series of common stock, including the right to vote the shares and the right to receive cash dividends and distributions.

Federal Income Tax Consequences

     A participant generally will not incur federal income tax when he or she is granted a nonqualified stock option, an incentive stock option or a stock appreciation right. Upon exercise of a nonqualified stock option or a stock appreciation right, the participant will be treated in most circumstances as having received ordinary income equal to the difference between the fair market value of the common stock on the date of the exercise and the exercise price.

     This income is subject to income tax withholding by the Company. When a participant exercises an incentive stock option, he or she generally will not recognize taxable income, unless the participant is subject to the alternative minimum tax, subject to satisfying applicable holding period requirements.

     A participant will generally not incur federal income tax when he or she is granted restricted stock. When the restrictions imposed on the restricted stock lapse, the participant will be treated as having received ordinary income equal to the fair market value of the restricted stock on the date the restrictions lapsed. A participant may make a special election under the Code to be taxed on the fair market value of the restricted stock at the time the restricted stock is granted. If such an election is made, the participant generally will not be taxed when the restrictions on the restricted stock later lapse. Income recognized by a participant in connection with restricted stock is subject to income tax withholding by the Company.

     The Company usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an award recognizes ordinary income. As stated above, this usually occurs upon exercise of nonqualified stock options and stock appreciation rights, and upon the lapse of restrictions on restricted stock. No deduction is allowed in connection with an incentive stock option unless the employee disposes of the common stock received upon exercise in violation of certain holding period requirements. There may be circumstances when a deduction is not allowed for certain transfers of common stock or payments to participants upon the exercise of an award that has been accelerated as a result of a change of control. Also, Section 162(m) of the Code imposes a $1,000,000 limit on the amount of the annual compensation deduction allowable to a publicly-held company with respect to its CEO and each of its other four most highly compensated officers, and the Company will not be able to deduct the payment of compensation to any of these persons in excess of the $1,000,000 annual limit.

     This summary of federal income tax consequences of stock options, stock appreciation rights and restricted stock is not complete. State, local and federal income taxes may also be applicable to these transactions.

Administration

     As presently contemplated, the Board of Directors will administer the 2001 Plan. The Board may, however, delegate the responsibility for administering the 2001 Plan to the Compensation Committee of the Board, provided the Compensation Committee consists solely of non-employee, outside directors, as defined in Section 162(m) of the Code and Rule 16b-3 of the Exchange Act. The 2001 Plan may be terminated, modified or amended by the shareholders of the Company. The Board of Directors may also terminate the 2001 Plan or modify or amend it in certain respects as set forth in the 2001 Plan.

Plan Amendment and Termination

     The Board may amend or terminate the 2001 Plan in such respects as it shall deem advisable. However, if the Internal Revenue
Code so requires, no change may be made that increases the total number of shares of common stock reserved for issuance pursuant to incentive awards granted under the 2001 Plan (except in connection with a business combination, re-capitalization, stock dividend or combination and the like), materially modifies the requirements as to eligibility for participation in the 2001
Plan, or materially increases the benefits accruing to participants under the 2001 Plan, unless the change is authorized by the stockholders of the Company. The Board may, however, amend the 2001 Plan and unilaterally amend incentive awards under the 2001 Plan as it deems appropriate to ensure compliance with applicable federal or state securities laws or regulations, or any applicable NASDAQ or securities exchange listing requirement, or to cause incentive stock options issued under the 2001 Plan to meet the requirements of the Internal Revenue Code and applicable regulations. Except as indicated in this paragraph, a termination or amendment of the 2001 Plan will not, without the consent of the participant, detrimentally affect the participant's rights under an incentive award previously granted to the participant.
The 2001 Plan will terminate automatically on April 30, 2011.

Vote Required For Approval

     The affirmative vote of a majority of the votes cast on the proposal to approve the 2001 Plan is required for approval of the 2001 Plan.

     The Board Of Directors Of The Company Recommends A Vote For
Approval Of The 2001 Stock Incentive Plan.


               APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Stegman & Company as independent auditors of the Company for the fiscal year ending December 31, 2001. A representative of Stegman &
Company is not expected to be present at the meeting.   The
Company has engaged Stegman & Company, subject to stockholder approval.

     Berenson & Company served as the Company's independent auditor for the years ended December 31, 2000 and 1999. The Company dismissed Berenson & Company on April 30, 2001. Berenson & Company's reports on the financial statements for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles or practices. However, the audit reports for each of the years ended December 31, 2000 and 1999 were modified as to uncertainty about the Company's ability to continue as a going concern due to recurring losses and limited capitalization. The decision to change accountants has been recommended by the Audit Committee. There were no disagreements with Berenson & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Berenson & Company's satisfaction, would have caused Berenson & Company to make reference to the subject matter of the disagreement(s) in connection with its report.

Audit Fees

     The aggregate fees billed by Berenson & Company for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year were $25,000.

Financial Information Systems Design and Implementation Fees

     No fees were billed for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, and no such services were rendered by Berenson & Company for the two most recent fiscal years.

All Other Fees

     No other fees were billed, or services provided, by Berenson
& Company, other than disclosed above.

     The Board Of Directors Of The Company Recommends A Vote For
Approval Of The Appointment Of Stegman & Company As The
Company's Auditors for fiscal year 2001.

                         OTHER MATTERS

Stockholder Proposals

     Proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than 5:00 P.M. local time on February 1, 2002, to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such
meeting.   If you wish to submit a proposal, the proposal must be
in accordance with the provisions of SEC Rule 14a-8 of the Exchange Act. It is suggested that the proposal be submitted by certified mail, return receipt requested, to IGENE Biotechnology, Inc., 9110 Red Branch Road, Columbia, Maryland 21045, Attn:
Corporate Secretary.

Financial And Other Information

     Financial information for the Company for the fiscal year ended December 31, 2000, is included in the Company's Annual Report on
Form 10-KSB, a copy of which accompanies this Proxy Statement.

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy or information statements and other information with the Commission. Such reports, proxy or information statements, exhibits and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and at the Regional Offices of the Commission at 7 World Trade Center (13th Floor), New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained by mail from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates. The Commission maintains an Internet web site that contains reports, proxy and information statements and other information regarding issuers who file electronically with the Commission.

Other Business

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that herein set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                         Stephen F. Hiu
                         President and Treasurer

APPENDIX 1 - FORM OF PROXY

Dated: May 4, 2001

IGENE BIOTECHNOLOGY, INC.

2001 Annual Meeting of Stockholders - June 12, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of IGENE BIOTECHNOLOGY, INC., a Maryland corporation, hereby appoints Stephen F. Hiu, Michael G. Kimelman and Thomas L. Kempner, and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m. on June 12, 2001, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION, FOR THE APPROVAL OF THE 2001 STOCK INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

(To Be Signed on Reverse Side)

X    Please mark your votes as in this example.

1.   Election of Directors

     Nominees:	Joseph C. Abeles, John A. Cenerazzo, Stephen F.
     Hiu, Thomas L. Kempner, Michael G. Kimelman, Sidney R.
     Knafel, Patrick F. Monahan.

                  FOR               WITHHOLD

                  __________        __________

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below)

     _______________________________________

2. To authorize and approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to 750,000,000 shares.

                  FOR            AGAINST        ABSTAIN

                  __________     __________     __________

3.   To authorize and approve the Company's 2001 Stock Incentive
     Plan.

                  FOR            AGAINST        ABSTAIN

                  __________     __________     __________

4. To approve the appointment of Stegman & Company as independent auditors of the Company for the fiscal year ending December 31, 2001.

                  FOR            AGAINST        ABSTAIN

                  __________     __________     __________

5. To transact such other business as may properly come before the meeting, or any adjournment thereof.


PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Signature:  __________________________    Date: _____________

Signature:  __________________________    Date: _____________
	     (SIGNATURE IF HELD JOINTLY)

Note: Please sign exactly as name appears on stock certificate. When share are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.

APPENDIX 2 - AUDIT COMMITTEE CHARTER

                    IGENE BIOTECHNOLOGY, INC.
                     AUDIT COMMITTEE CHARTER

1.   PURPOSE.  The primary function of the Audit Committee (the
     "Committee") of Igene Biotechnology, Inc. (the "Company") is to monitor management's and the independent auditor's participation in the financial reporting process and to otherwise review and evaluate the audit efforts and independence of the independent accountants.

2.   COMPOSITION.

     A. The Committee shall be comprised of three or more independent directors as determined by the Company's
            Board of Directors (the "Board").

     B. Each member of the Committee shall be, in the opinion of the Board, financially literate, and at least one member must have accounting or related financial management expertise. No member of the Committee shall have any relationship to the Company that might interfere with such member's independence from the Company and its management. In addition, the following restrictions shall apply to every member of the
            Committee:

            (i) No individual who is either an employee or executive officer of the Company or any of its affiliates (or an immediate family member of an employee or executive officer of the Company) may serve on the Committee until at least three (3) years following the termination of such person's employment; and

            (ii) No individual who either is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company or who has a direct business relationship with the Company may serve on the Committee unless the Board determines that the relationship does not interfere with the exercise of such member's independent judgment; provided, however, that the Board need not make such determination if at least three (3) years have elapsed since the termination of such disqualifying relationship; and

            (iii) No individual may serve on the Committee if
                  such person is employed as an executive of another corporation whose compensation committee includes any of the executive officers of the Company.

     C. The members of the Committee shall be subject to such further or different restrictions and requirements for qualification as may be required from time to time by the Securities and Exchange Commission and any stock exchange which lists the Company's securities.

     D. The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Term of membership of the Committee is at the discretion of the Board, but maintenance of continuity while bringing a fresh perspective is to be considered. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full membership.

3. MEETINGS. The Committee shall meet at least twice annually, or more frequently as circumstances dictate.

4. RESPONSIBILITIES AND DUTIES.   To fulfill its responsibilities
     and duties the Committee shall:

     A.   Documents/Report Review

          (i) Review and update this Charter periodically, at least annually, as conditions dictate.

          (ii) Cause the Company's independent accountants to review, prior to filing, any interim financial statements of the Company to be included in its quarterly reports on Form 10-Q.

          (iii) Discuss with management any significant issues raised by the independent accountants with respect to the quality of the Company's accounting principles and financial reporting processes.

          (iv) Prepare and submit an audit committee report to be set forth in the Company's proxy statement which sets forth whether:

                (a) the Committee has reviewed and discussed the Company's audited financial statements with management;

                (b)  the Committee has discussed with its
                     independent accountants the matters required to be discussed by SAS 61; and

                (c)  the Committee has received written
                     disclosures and a letter from its independent accountants required by ISB Standard No. 1 and has discussed with its accountants the accountants' independence; and

                (d)  the Committee's recommendation to the
                     Company's Board that the audited financial statements be included in the Company's annual report on Form 10-K.

          (v) Cause the Company to disclose in its proxy statement whether the Committee members are independent, the standard used in making such determination, and disclosure of information regarding any member of the Committee who is not independent.

     B.   Independent Accountants.

          (i) Have the authority and responsibility with the Board for the selection and evaluation of the Company's independent accountants and the selection and appointment of their successors. The Company's independent accountants ultimately shall be accountable to the Committee and the Board.

          (ii) Recommend to the Board the selection of the independent accountants. The Committee shall require the Company's independent accountants to prepare and submit to the Committee on a periodic basis a formal written statement delineating all relationships or services between said independent accountants and the Company. The Committee shall review and discus all relationships disclosed by the Company's independent accountants which may impact upon their objectivity and independence and shall be responsible for recommending to the Company's Board any appropriate action to ensure the independence of such accountants.

          (iii) Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     C.   Ethical and Legal Compliance.

          (i) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deem necessary or appropriate.

          (ii) Cause the Company to provide each exchange on which any of the Company's securities are listed, if any, on at least an annual basis and with respect to any changes to the composition of the Committee, with written confirmation regarding:

                (a) any determination made the Company's Board concerning the independence of its auditors;

                (b)  the financial literacy of the Committee
                     members;

                (c)  the  determination  that  at  least   one
                     member of the Committee has accounting or related financial management expertise; and

                (d) the annual review and reassessment of the adequacy of this Charter;

          (iii) Cause the Company to disclose in its proxy statements whether the Committee has adopted and the Board has approved a written charter for the Committee and, if applicable, include a copy of such charter a an appendix to the company's proxy statement at least once every three years.

     The foregoing Charter of the Audit Committee of the Board of Directors of Igene Biotechnology, Inc., a Maryland corporation, was adopted by the Audit Committee on the 1st day of February, 2001, and approved by the Board of Directors of said corporation on the 1st day of February, 2001.

Igene Biotechnology, Inc.

By: /s/ Michael G. Kimelman
    -------------------------------
        Michael G. Kimelman
        Secretary

APPENDIX 3 - 2001 STOCK INCENTIVE PAN

IGENE BIOTECHNOLOGY, INC.

2001 STOCK INCENTIVE PLAN


     1. PURPOSE. The purpose of the 2001 Stock Incentive Plan (the "Plan") is to further the long term stability and financial success of IGENE Biotechnology, Inc. and its subsidiaries (collectively the "Company") by attracting and retaining employees through the use of stock-based incentives, and to provide employees with an additional incentive to promote the success of the Company. It is believed that ownership of Company Common Stock will stimulate the efforts of those employees upon whose judgment and interests the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to employees under this Plan will strengthen their desire to remain employed with the Company and will further the identification of employees' interests with those of the Company. The Plan is intended to operate in compliance with the provisions of Securities and Exchange Commission Rule 16b-3.

     2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

        (a) "ACT" means the Securities Exchange Act of 1934, as amended.

        (b) "APPLICABLE WITHHOLDING TAXES" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required by applicable law to withhold in connection with any lapse of restrictions on Restricted Stock or any exercise of a Nonstatutory Stock Option or Stock Appreciation Right.

        (c)  "BOARD" means the Board of Directors of IGENE
        Biotechnology, Inc.

        (d) "CHANGE OF CONTROL" means the occurrence of any of the following events:

            (i) The acquisition by a Group of Beneficial Ownership of 50% or more of the Common Stock or the Voting Power of the Company, but excluding for this purpose: (A) any acquisition by the Company (or a Parent or Subsidiary of the Company), or an employee benefit plan of the Company; (B) any acquisition of Common Stock of the Company by management employees of the Company; (C) any acquisition by a member or members of the Board who own Common Stock as of the effective date specified in Section 11 (the "Existing Shareholders"); or (D) any trusts, partnerships or corporations controlled by the Existing Shareholders.

            (ii) Individuals who constitute the Board on the date immediately after the effective date set forth in
            Section 11 (the "Incumbent Board") cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board unless such individual's initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the
            Act).

            (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, in which the owners of more than 50% of the
            Common Stock or Voting Power of the Company do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Common Stock or Voting Power of the corporation resulting from such reorganization, merger or consolidation.

            (iv) A complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the Company's assets.

        (e) "CODE" means the Internal Revenue Code of 1986, as amended.

        (f) "COMMITTEE" means the Compensation Committee of the Board, provided that each member of the Compensation Committee qualifies as both an outside director for purposes of Code section 162(m) and a non-employee director for purposes of Rule 16b-3.

        (g) "COMMON STOCK" means common stock of IGENE Biotechnology, Inc., par value $.01 per share. In the event of a change in the capital structure of IGENE Biotechnology, Inc. (as provided in Section 13), the shares resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.

        (h) "COMPANY" means IGENE Biotechnology, Inc. and, as the context requires, its Subsidiaries.

        (i) "DATE OF GRANT" means the date on which the Board grants an Incentive Award.

        (j) "DISABILITY" or "DISABLED" means, as to an Incentive Stock Option, a disability within the meaning of Code section
        22(e)(3). As to all other Incentive Awards, the Board shall determine whether a Disability exists and such determination shall be conclusive.

        (k) "FAIR MARKET VALUE" means, as of any date, the value of a share of Common Stock, determined as follows:

            (i) if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination, as reported in The Wall Street Journal;

            (ii) if such Common Stock is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, as reported in The Wall Street Journal;

            (iii) if such Common Stock is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination, as reported in The Wall Street Journal or by such other source as the Board may determine to be reliable;

            (iv) if none of the foregoing is applicable, by the Board in good faith.

        (l) "INCENTIVE AWARD" means, collectively, an award of Restricted Stock, an Option, or a Stock Appreciation Right granted under the Plan.

        (m) "INCENTIVE STOCK OPTION" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

        (n) "MATURE SHARES" means shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months, or (ii) has purchased on the open market.

        (o) "NONSTATUTORY STOCK OPTION" means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

        (p) "OPTION" means a right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan.

        (q) "Participant" means any employee of the Company who receives an Incentive Award under the Plan.

        (r) "RESTRICTED STOCK" means Common Stock awarded upon the terms and subject to the restrictions set forth in Section 10.

        (s) "RULE 16B-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

        (t) "STOCK APPRECIATION RIGHT" means a right to receive amounts from the Company granted under Section 7.

        (u) "SUBSIDIARY" means any corporation of which the Company owns at least 50 percent of the combined voting power of all classes of stock or which is in a chain of corporations with the Company in which stock possessing at least 50% of the combined voting power of all classes of stock is owned by one or more corporations in the chain.

        (v) "TAXABLE YEAR" means the fiscal period used by the Company for reporting taxes on income under the Code.

     3. GENERAL. The following types of Incentive Awards may be granted under the Plan: Options (Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights or
Restricted Stock.

     4. STOCK. Subject to Section 13 of the Plan, there shall be reserved for issuance under the Plan an aggregate of Fifty Five Million (55,000,000) shares of Common Stock, which shall be authorized, but unissued, shares. Shares allocable to Incentive Awards or portions thereof granted under the Plan that expire, are forfeited, or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan. The Board is expressly authorized to grant an Incentive Award to a Participant conditioned upon the surrender for cancellation of Incentive Awards previously granted to such Participant. No more than Five Million Five Hundred Thousand (5,500,000) shares of Common Stock may be allocated to the Options or Stock Appreciation Rights that are granted to any individual Participant who is an employee during any single Taxable Year. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall include the number of shares under an Incentive Award surrendered by a Participant or retained by the Company in payment of Applicable Withholding Taxes.

     5. ELIGIBILITY.

        (a) All present and future employees of the Company whom the Board determines to have contributed or who can be expected to contribute significantly to the Company shall be eligible to receive Incentive Awards under the Plan. The Board shall have the power and complete discretion, as provided in Section 14, to select eligible employees to receive Incentive Awards, and to determine for each employee the terms and conditions, the nature of the award, and the number of shares to be allocated to each employee as part of each Incentive Award.

        (b) The grant of an Incentive Award shall not obligate the Board to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

     6. OPTIONS.

        (a) The Board may make grants of Options to eligible employees hereunder. Whenever the Board deems it appropriate to grant Options, written notice shall be given to the Participate stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent to which Stock Appreciation Rights are granted
        (as provided in Section 7), and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement. The Board may delegate to the Executive Committee of the Company's officers the authority to select eligible employees to receive Options, to determine the time or times at which Options will be awarded to eligible employees and to determine the terms and conditions of such Options, except to the extent that such a delegation would prevent compliance with Rule 16b-3, Code section 162(m) or any other section of the Code, or other applicable law or regulation. Actions taken by the Executive

        Committee of the Company's officers pursuant to such a delegation of authority shall be subject to ratification by the Board. In the event that the Executive Committee ceases to exist, the delegation described above may be made to the President of the Company.

        (b) The exercise price of shares of Common Stock covered by an Option shall be not less than 85% of the Fair Market Value of such shares on the Date of Grant, provided, however, that the exercise price of any Incentive Stock Option granted under the Plan shall not be less than 100% of the Fair
        Market Value of such Common Stock on the Date of Grant (or 110% of Fair Market Value in the case of a grant to a 10% shareholder (as that term is defined in Code section 422)).

        (c) Options may be exercised in whole or in part at such times as may be specified by the Board in the Participant's stock option agreement; provided that, the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

            (i) No Incentive Stock Option may be exercised after the first to occur of (x) ten years from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with all Employers for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of employment on account of Disability or death.

            (ii) An Incentive Stock Option by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

        (d) The Board may impose such vesting conditions and other requirements as the Board deems appropriate, and the Board may include such provisions regarding Change of Control as the Board deems appropriate.

     7. STOCK APPRECIATION RIGHTS.

        (a) Whenever the Board deems it appropriate, Stock
        Appreciation Rights may be granted to an eligible employee. Stock Appreciation Rights may be granted in connection with all or any part of an Option or in a separate Incentive
        Award.

        (b) The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:

            (i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Common Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Common Stock covered by the surrendered portion of the underlying Option, over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option. The Board may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights

            (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

            (iii) Subject to any further conditions upon exercise imposed by the Board, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.

            (iv)  A Stock Appreciation Right may only be
            exercised at a time when the Fair Market Value of the Common Stock covered by the Stock Appreciation Right exceeds the exercise price of the Common Stock covered by the underlying Option.

        (c) The following provisions apply to all Stock Appreciation Rights that are not granted in connection with Options:

            (i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Common Stock covered by the surrendered Stock Appreciation Right, over (y) the price of the Common Stock on the Date of Grant of the Stock Appreciation Right. The Board may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

            (ii)  A Stock Appreciation Right may only be
            exercised at a time when the Fair Market Value of the Common Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Common Stock on the Date of Grant of the Stock Appreciation Right.

        (d) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Board and shall be set forth in the Incentive Award. The Incentive Award may provide for payment in Common Stock or cash, or a fixed combination of Common Stock or cash, or the Board may reserve the right to determine the manner of payment at the time the Stock

        Appreciation Right is exercised. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

        (e) Stock Appreciation Rights shall be evidenced by a written agreement in such form as the Board shall from time to time approve and as shall be consistent with the terms of the Plan.

     8. METHOD OF EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS.

        (a) Options and Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights the Participant has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option so permit, the Participant may (i) deliver Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, or
        (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Common Stock or a loan secured by Common Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option, Applicable Withholding Taxes.

        (b) The Company may place on any certificate representing Common Stock issued upon the exercise of an Option or a Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Common Stock acquired, he or she shall possess no shareholder rights with respect to the shares.

        (c) Each Participant shall agree as a condition of the exercise of an Option or a Stock Appreciation Right to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option or cash paid upon the exercise of a Stock Appreciation Right.

        (d) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Participant's Option agreement so provides, the Participant may elect to (i) deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Company retain that number of shares of Common Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

     9. TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Nonstatutory Stock Options and Stock Appreciation Rights may be transferable by a Participant and exercisable by a person other than the Participant, but only to the extent specifically provided in the Incentive Award agreement. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.

    10. RESTRICTED STOCK AWARDS.

        (a) The Board may make grants of Restricted Stock to eligible employees. Whenever the Board deems it appropriate to grant Restricted Stock, written notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant shall become a grant agreement between the Company and the Participant. Restricted Stock may be awarded by the Board in its discretion without cash consideration.

        (b) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant's grant agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.

        (c) Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall be issued to the Participant but shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.

        (d) The Board shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. The terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.

        (e) Notwithstanding the provisions of paragraph (b) above, the Board may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

        (f) Each Participant shall agree at the time the Restricted Stock is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the grant so provides, the Participant may elect to (i) to deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Company retain that number of shares of Common Stock (valued at their Fair

        Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

    11. EFFECTIVE DATE OF THE PLAN. The effective date of the Plan is April 30, 2001. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by Company's shareholders, and (ii) the requirements of any applicable Federal or State securities laws have been met, no Option or Stock Appreciation Right granted under the Plan shall be exercisable.

    12. TERMINATION, MODIFICATION, CHANGE

        (a) If not sooner terminated by the Board, this Plan shall terminate at the close of business on April 30, 2011. No Options shall be granted under the Plan after its termination. The Board may amend or terminate the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 13), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Incentive Awards as it deems appropriate to ensure compliance with applicable federal or state securities laws or regulations thereunder, or any applicable NASDAQ or securities exchange listing requirement, and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant's rights under an Incentive Award previously granted to the Participant.

        (b) Notwithstanding the provisions of subsection (a) above, this subsection (b) will apply if the Company is involved in any merger or similar transaction that the Company intends to treat as a "pooling of interest" for financial reporting purposes. In such a case, the Board may amend the terms of any Incentive Award or of the Plan to the extent that the Company's independent accountants determine that such terms would preclude the use of "pooling of interest" accounting. The authority of the Board to amend the terms of any Incentive Award or of the Plan includes, without limitation, the right (i) to rescind or suspend any terms that are contingent on a Change in Control, such as the acceleration of vesting or provisions for special payments to an optionee or participant; (ii) to modify Incentive Awards to comply with prior practices of the Company as to terms of Incentive Awards; (iii) to provide for payment to the Participant of Common Stock or stock of the other party to the transaction equal to the fair value of the Incentive Award; and (iv) to suspend any provisions for payment of an Incentive Award in cash. The authority of the Board under this section may be exercised in the Board's sole and complete discretion.

    13. CHANGE IN CAPITAL STRUCTURE.

        (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise price, the terms of Incentive Awards and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Board may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

        (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Board may take such actions with respect to outstanding Incentive Awards as the Board deems appropriate.

        (c) Notwithstanding anything in the Plan to the contrary, the Board may take the foregoing actions without the consent of any Participant, and the Board's determination shall be conclusive and binding on all persons for all purposes.

    14. ADMINISTRATION OF THE PLAN.

        (a) Subject to the provisions of Section 16(b) of the Act and Rule 16b-3, the Plan shall be administered by the Board. The Board shall have general authority to impose any limitation or condition upon an Incentive Award that the Board deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the power and complete discretion to determine: (i) which eligible employees shall receive Incentive Awards and the nature of each Incentive Award, (ii) whether all or any part of an Incentive Award shall be accelerated upon a Change of Control, (iii) the number of shares of Common Stock to be covered by each Incentive Award, (iv) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options,
        (v) when, whether and to what extent Stock Appreciation Rights shall be granted, (vi) the time or times when an Incentive Award shall be granted, (vii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (viii) when Options and Stock Appreciation Rights may be exercised, (ix) whether a Disability exists and whether a Participant that cannot be located shall be treated as having died, (x) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xi) conditions relating to the length of time before disposition of Common Stock received upon the exercise of Options or Stock Appreciation Rights is permitted, (xii) whether to authorize a Participant (A) to deliver Mature Shares to satisfy Applicable Withholding
        Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option or Stock Appreciation Right the number of shares necessary to satisfy Applicable Withholding Taxes, (xiii) the terms and conditions applicable to Restricted Stock awards, (xiv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xv) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed, (xvi) notice provisions relating to the sale of Common Stock acquired under the Plan, (xvii) the extent to which information shall be provided to Participants about available tax elections, (xviii) when Incentive Awards may be forfeited or expire, and (xix) any additional requirements relating to Incentive Awards that the Board deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Board shall have the power to amend the terms of previously granted Incentive Awards that were granted by the Board so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

        (b) The Board may adopt rules and regulations for carrying out the Plan with respect to Participants. The interpretation and construction of any provision of the Plan by the Board shall be final and conclusive as to any Participant. The Board may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

        (c) A majority of the members of the Board shall constitute a quorum, and all actions of the Board shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

        (d) Subject to the provisions of Section 16(b) of the Act and Rule 16b-3 and the Maryland General Corporation Law, the Board may delegate its rights, duties and other responsibilities hereunder to the Committee, in which case a majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action by the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting. The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

    15. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at the principal business address of the Company to the attention of the President of the Company; and (b) if to any

Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

    16. SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Incentive Award unless and until such Participant has satisfied all requirements under the terms of the Incentive Award.

    17. NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Incentive Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Incentive Award was granted or shall affect the right of the Company to terminate the employment of an employee with or without notice and with or without cause.

    18. INTERPRETATION. The terms of this Plan shall be governed by the laws of the State of Maryland, without regard to the conflict of law provisions of any jurisdiction. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect.